COMPRESSCO PARTNERS™ L.P.

2014 NAPTP MLP
Investor Conference
Overview Presentation
May 2014

The Natural Choice in Production Enhancement Services!

Compressco Partners – Forward Looking Statements

Forward Looking Statements

This presentation includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as "may," "expect," "intend," "estimate," "projects," "anticipate," "believe," "assume," "could," "should," "plans," "targets" or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements. These forward-looking statements include statements concerning expected results of operations for 2014, anticipated activities by our customers, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding Compressco Partners' beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by Compressco Partners in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of Compressco Partners. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in Compressco Partners' Annual Report on Form 10-K for the year ended December 31, 2013, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the U.S. Securities and Exchange Commission. Compressco Partners undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Please Note: GasJack®, VJack™, SuperJack™, ePumper®, Compressco® and Compressco Partners™ are jointly registered trademarks or trademarks of Compressco Partners Operating, LLC and Compressco Partners Sub, Inc. in the United States and/or other countries.

Compressco Partners – Non-GAAP Financial Measures

Non-GAAP Financial Measures

Compressco Partners (the "Partnership") includes in this presentation the non-GAAP financial measures EBITDA, enterprise value, distributable cash flow and distribution coverage ratio. EBITDA is used as a supplemental financial measure by the Partnership's management to:

- assess the Partnership's ability to generate available cash sufficient to make distributions to the Partnership's unitholders and general partner;
- evaluate the financial performance of its assets without regard to financing methods, capital structure or historical cost basis;
- measure operating performance and return on capital as compared to those of our competitors; and
- determine the Partnership's ability to incur and service debt and fund capital expenditures.

The Partnership defines EBITDA as earnings before interest, taxes, depreciation and amortization.

Enterprise value is defined as market capitalization plus the sum of long-term and short-term debt on the consolidated balance sheet, less cash, excluding restricted cash on the consolidated balance sheet. The Partnership's management uses enterprise value as a measure of the market value of the Partnership if it were free of debt.

Distributable cash flow is used as a supplemental financial measure by the Partnership's management as it provides important information relating to the relationship between our financial operating performance and our cash distribution capability. Additionally, the Partnership uses distributable cash flow in setting forward expectations and in communications with the board of directors of our general partner. The Partnership defines distributable cash flow as EBITDA less current income tax expense, maintenance capital expenditures, and interest expense, plus the non-cash cost of compressors sold and equity compensation expense. The Partnership also calculates the ratio of distributable cash flow to the total cash distributed (the distribution coverage ratio) as it provides important information relating to the relationship between the Partnership's financial operating performance and its cash distribution capability. The Partnership defines the distribution coverage ratio as the ratio of distributable cash flow to the quarterly distribution payable on all outstanding common and subordinated units and the general partner interest.

These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to EBITDA, distributable cash flow or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner as Compressco Partners. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that Compressco Partners has available for distributions or that the Partnership plans to distribute for a given period, nor should they be equated to available cash as defined in the Partnership's partnership agreement.

Why you should be interested in Compressco Partners

Revenue [1] ($ millions)



$175
$150
$125
$100
$75
$50
$25
13% CAGR
$81
$95
$109
$121
$133
2010
2011
2012
2013
2014*
* Guidance Mid-Point

EBITDA[2] ($ millions) and Margin



$60
$50
$40
$30
$20
$10
$0
40%
30%
20%
10%
0%
36%
28%
30%
29%
33%
$29
$27
$33
$35
$44
2010
2011
2012
2013
2014*
* Guidance Mid-Point

2013 Revenue Profile



Liquids & Oil, 30%
Gas, 70%



United States, 61%
International 39%

[1] For periods prior to June 20, 2011, the above financial information represents the revenues and EBITDA of our Predecessor. See our Annual Report on Form 10-K for further discussion

[2] Non – GAAP financial measure that is reconciled to the nearest GAAP financial measure in the financial data appendix

Partnership Overview and Profile of Compressco Partners

- Compressco Partners, L.P. is a publicly traded master limited partnership (NASDAQ: GSJK). General Partner is 100% owned by TETRA Technologies, Inc. NYSE: TTI
- Provides compression-based production enhancement services, including both conventional wellhead compression services and unconventional compression services, and, in certain markets, well monitoring and sand separation services.
- International reach
  - Operations in Mexico and Canada
  - Growing presence in certain countries in South America, Europe, and the Asia-Pacific region

GasJack® Package



V-Jack® Package



Partnership Overview – Continued

- Conventional applications:
  - production enhancement for dry gas wells and liquid loaded wells
  - and backside auto injection systems (BAIS)
- Unconventional applications:
  - Vapor recovery
  - Gas lift
  - Casing gas systems
- In certain circumstances, we also provide ongoing well monitoring services and automated sand separation services in connection with our primary production enhancement services.

SuperJack™ Compressor Package


08/13/2013

Well Monitoring Equipment



Vertically Integrated Competitive Differentiators

Compressco is a Vertically Integrated Provider of Compressor Services

- Compressco's centralized engineering and compressor monitoring functions support a network of regional service centers that install, operate, monitor and maintain compressor units
  - Engineering: Houston, TX
  - ePumper® Monitoring System: Oklahoma City, OK and field level
  - Regional service centers are staffed by trained field service personnel
- Compressco's service personnel have completed a customer-focused training program and receive ongoing technical and safety training.
- We design and assemble most of the GasJack® and VJack™ compressors that we use in a manufacturing facility that we own in Oklahoma City, OK.



Compressco's Comprehensive Service Solutions
Repair and Maintenance
Engineering
Installation
Operation
Monitoring

Growth Strategy Across Service Offerings

Baseline	Year Ended December 31, 2011	2012	2013	Qtr. Ended March 31, 2014
Total Compressor packages in fleet (at period end)	3,653	3,743	3,995	4,054
Total Compressor packages in service (at period end)	2,941	3,198	3,426	3,398
80 - 300 horsepower range				
Natural gas driven SuperJack™ compressors as a percentage of the fleet	-	-	<1%	<1%
< 80 horsepower range				
Electric powered VJack™ compressors as a percentage of the fleet	1%	3%	5%	7%
Natural gas driven GasJack® compressors as a percentage of the fleet	99%	97%	95%	93%
	100%	100%	100%	100%

Strategy	Action
• Expand geographic footprint and service offerings through acquisition and organic growth	• Target horizontal liquids rich resource plays with unconventional applications
• Control costs	• Leverage existing infrastructure in growth areas • Shared services with TETRA
• Grow and modernize fleet	• Expanded VJack™ fleet just under 7x in 3 yrs • Rapidly growing SuperJack™ fleet

Growth Strategy - Key Market Drivers

- ***Increasing shale natural gas and oil components*** of total United States natural gas and oil production, and increasing related condensate and processing-plant liquids in shale plays in addition to the gas produced
  - Our Fleet continues to support conventional applications, while adding service breadth through unconventional applications in shale plays.
- ***Emerging environmental requirements*** in the United States provide opportunities and challenges
  - Planned regulatory reductions to VOC emissions go into effect in 2015 provide opportunities for emission reductions
    - In the case of gas processing facilities, opportunities for additional vapor recovery services
    - In the case of well completion following fracturing, opportunity for gas capture services during flowback
  - Increased recordkeeping and maintenance for our compressor units
- ***Stronger natural gas prices outside the United States***, combined with maturing fields, providing opportunities for further international expansion
  - We continue to invest in Latin America, particularly Argentina, and expect further investments into Europe and the Asia Pacific markets we serve.

Growing Domestic Footprint

- Compressco's US and Canada service area includes most onshore producing regions

Service Area As Depicted by ePumper® SCADA Telemetry-Based Reporting System


Image Landsat
Data SIO, NOAA, U.S. Navy, NGA, GEBCO
© 2013 Google
US Dept of State Geographer

- Compressco is active in most major producing regions
  - Alberta, Canada
  - Arkoma, Ark-La-Tex
  - Fayetteville Shale
  - San Juan Basin
  - Mid-Continent Region
  - Permian Basin
  - South Texas, EagleFord and Gulf Coast
  - Central and Northern Rockies
  - California
  - Marcellus Region
  - Barnett and Fort Worth Basins

Growing International Presence



International Operations and Installations
Canada
United States
Mexico
Venezuela
Argentina
Germany
Poland
Ukraine
Austria
Romania
Italy
China
Indonesia
Australia
Sales only market

Our Proven Technology Increases Value of Natural Gas & Oil Wells

Compressco's production enhancement services improve production rates and recoverable reserves of natural gas and oil wells

Case Study: Well Decline Curve, Pre and Post GasJack® Compressor Application



Gas (Mcf/day)
Oil (bbl/day)
100
10
1
SET GASJACK 4/2010
Oil Production was 63,000 bbls over the 3 year application of the GasJack®
2010
2011
2012
2013
2014

Date of report: 01/13/2014
Application: Casing Gas on Pumping Oil Well
Location: Permian Basin

The NPV assumptions are as follows: Cushing Oil and Henry Hub Gas – prices averaged over last 6 mos. Discount rate is current prime +/- 2 points. Working interest is 100% with 20% Royalty interest. Severance taxes at Texas published rate

Compressco helped decrease a 40% decline in production and produced oil over 3 year period with an NPV10 equal to $4.3 million!

Conventional Service – Marginal Gas Well


GasJack®
COMPRESSORS
N/O
Discharge
Sales and
Liquids
N/C
Inject
Inject
Discharge

Case Study

After installation of the GasJack, daily Gas Rate went from 30 Mcf/d to 70 Mcf/d, maintaining an average daily rate of 188 Mcf/d over 22 months. Calculated incremental reserves of 98 MMcf of gas were produced over same period.


Rate/Time Graph
WELL B
GAS
OIL
WATER
Time

Unconventional Services – Flash Tower Vapor Recovery


Gas to
Booster
Compressor
Flash Gas 1 PSIG
Minute Gas in Tanks
(no oxygen in tower)
Heater
Treater
Oil
(to tower)
Oil
Very Rich Gas
>1800 BTU/cu. ft.
From
Well
Oil
Oil
Gas to
Sales
GasJack®
To Water Tank

Unconventional Services – Casing Gas System


GasJack
COMPRESSORS
Gas
Oil
Sucker Rod
Tubing
Casing
Annulus
Pump
Check Valve
Sales Line
Gas and Liquids
Liquids from Blowcase
PUMPING OIL WELL – LEA CO. NEW MEXICO
CRE_OIL_DAILY
Nov
2009
Dec
Jan
2010
Feb
Mar

Case Study

With the GasJack reducing the casing pressure from 100psig to 60psig, the Gas Rate went from 200 Mcf/d to 800 Mcf/d and the Oil Rate went from 80 bopd to 150 bopd.

Unconventional Services – High Pressure Gas-Lift


SuperJack™ Compressor Package
Gas
Controller
Oil / Gas
Gas
Inlet
Tubing
Casing
Gas Lift Valve
Packer

P_s = 50 psiG
P_d = 1000 psiQ
Q_{Inj} = 500 MCFD

COMPRESSCO PARTNERS™ L.P.

Investment Highlights


The Natural Choice in Production Enhancement Services!

Compressco Partners as an Investment Opportunity

Stock Market / Symbol	NASDAQ: GSJK
Recent Unit Price(1)	$24.80
Market Capitalization(1)	$385.7M
Enterprise Value(1) (3)	$405.3M
Number of Units Outstanding	15.6M
Average daily volume (last 3 months)	17,000
Distribution Annualized(2)	$1.78
Distribution Yield(1)	7.2%
Headquarters	Oklahoma City, OK

Latest News: Q1 Distribution was increased to $0.445, represents our 6th quarterly distribution increase in the past seven quarters.

(1) As of 03/31/2014
(2) Q1-2014 Annualized
(3) Non-GAAP Financial Measure. See Financial Data Appendix for reconciliation to nearest GAAP financial measure.

GSJK Unit Price and Distributions



$35
$30
$25
$20
$15
$10
$5
$0
Unit Price
$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
$1.40
Distributions
Price per GSJK Unit
Distribution Growth
01-12*
04-12*
07-12*
10-12*
01-13*
04-13*
07-13*
10-13*
01-14*
04-14*

* Distribution announcement dates

COMPRESSCO PARTNERS™ L.P.

Compressor Packages in Fleet and Average Quarterly Utilization



Downturn in Mexican activity
88%
86%
84%
82%
80%
78%
76%
74%
72%
70%
68%
4,100
4,000
3,900
3,800
3,700
3,600
3,500
3,400
03-11
06-11
09-11
12-11
03-12
06-12
09-12
12-12
03-13
06-13
09-13
12-13
03-14
# of Compressor Packages
Average Utilization

Compressco Partners Investment Highlights

- Expanding geographic footprint and customer base
- Expanding service offerings
  - Just under 7x growth in VJack™ units (small hp electric)
  - Rapidly growing 3-stage compression in the adjacent horsepower range (90 to 300hp)
- Continued focus on margin improvement
  - Control costs
  - Supply chain efficiencies
  - Leverage existing infrastructure and shared services
- Minimal leverage enables expansion capital growth

COMPRESSCO PARTNERS™ L.P.

Appendix Slides


The Natural Choice in Production Enhancement Services!

Financial Data – Current to Prior Year Quarter Results

Results of operations (unaudited)	Three Months Ended				
	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
			(In Thousands)		
Revenues					
Compression and other services	$ 27,927	$ 28,067	$ 28,408	$ 26,783	$ 29,679
Sales of compressors and parts	1,883	4,380	1,555	1,341	1,088
Total revenues	29,810	32,447	29,963	28,124	30,767
Cost of revenues (excluding depreciation and amortization expense)					
Cost of compression and other services	15,154	14,812	15,354	16,164	17,096
Cost of compressors and parts sales	929	2,595	726	753	617
Total cost of revenues	16,083	17,407	16,080	16,917	17,713
Selling, general, and administrative expense	4,094	4,479	4,473	4,235	4,279
Depreciation and amortization	3,682	3,919	3,717	3,533	3,473
Interest (income) expense, net	159	166	136	109	58
Other (income) expense, net	539	349	210	240	(17)
Income before tax provision	5,253	6,127	5,347	3,090	5,261
Provision for income taxes	634	(220)	1,144	612	722
Net income	$ 4,619	$ 6,347	$ 4,203	$ 2,478	$ 4,539
Net income per diluted common unit	$ 0.29	$ 0.40	$ 0.26	$ 0.15	$ 0.29

Financial Data Appendix– Distributable Cash Flow & Distribution Coverage Ratio

The following table reconciles net income to distributable cash flow and distribution coverage ratio for the current and prior year three month period results:

	Three Months Ended In Thousands				
	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Net income	$ 4,619	$ 6,347	$ 4,203	$ 2,478	$ 4,539
Provision for income taxes	634	(220)	1,144	612	722
Depreciation and amortization	3,682	3,919	3,717	3,533	3,473
Interest (income) expense, net	159	166	136	109	58
EBITDA	9,094	10,212	9,200	6,732	8,792
Less:					
Current income tax benefit (expense)	(567)	(255)	(791)	(584)	(894)
Maintenance capital expenditures	(40)	(111)	(295)	(431)	(165)
Interest income (expense), net	(159)	(166)	(136)	(109)	(58)
Plus:					
Non-cash cost of compressors sold	-	-	77	-	42
Equity compensation	202	429	337	371	322
Distributable cash flow	$ 8,530	$ 10,109	$ 8,392	$ 5,979	$ 8,039
Cash distribution attributable to period	$ 7,062	$ 6,943	$ 6,824	$ 6,745	$ 6,739
Distribution coverage ratio	1.21x	1.46x	1.23x	.89x	1.19x

COMPRESSCO PARTNERS™ L.P.

Financial Data Appendix – EBITDA Reconciliation and Enterprise Value Calculation

The following table reconciles net income to EBITDA for the twelve month periods ended December 31, 2013 2012, and 2011[(1)]:

	Twelve Months Ended		
	December 31, 2013	December 31, 2012	December 31, 2011
		(In Thousands)	
Net income	$ 17,567	$ 16,331	$ 7,257
Provision for income taxes	2,258	3,353	1,905
Depreciation and amortization	14,642	13,227	12,521
Interest (income) expense, net	469	25	5,052
EBITDA	$ 34,936	$ 32,936	$ 26,735

The following table calculates enterprise value as of 3/31/14 (in millions):

Market Capitalization	$385.7
Long and Short Term Debt	32.2
Unrestricted Cash	(12.6)
Enterprise Value	$405.3

(1) For the 2011 period, the above financial information includes the revenues and EBITDA of our predecessor. See our Annual Report on Form 10-K for further discussion.

Appendix: Compressco Partners – Ownership Structure



TETRA Technologies, Inc.
and its Subsidiaries
Compressco, Inc.
and its Subsidiaries
TETRA International Incorporated
and its Subsidiaries
Public Unitholders
9.5% Limited Partner Interest
17.5% Limited Partner Interest
Compressco Partners GP Inc.
(the General Partner)
73.0% Limited Partner Interest
2.0% General Partner Interest
Compressco Partners, L.P.
(the Partnership)